SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 11, 2003

THE TIMKEN COMPANY (Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)

1-1169 (Commission File Number)	34-0577130 (I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798 (Address of Principal Executive Offices) (Zip Code)

(330) 438-3000 (Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.

     The Timken Company will conduct a slide presentation during the Salomon Smith Barney Industrial Manufacturing Conference on March 11, 2003. The following are excerpts from the presentation materials that will be used during the conference, which excerpts are being made publicly available in this report. This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. All of the information in this report is presented as of March 11, 2003, and The Timken Company does not assume any obligation to update such information in the future.

Safe Harbor

Certain statements in this presentation (including statements regarding the Company's forecasts, beliefs and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including uncertainties in both timing and amount, if any, of actual benefits realized through the integration of Torrington with Timken's operations and the timing and amount of the resources required to achieve those results; risks associated with diversion of management's attention from operations during the integration process; risks associated with the greater level of debt associated with the acquisition; and the impact on operations of general economic conditions, the cyclicality of the Company's business, customer demand and the Company's ability to achieve the benefits of its ongoing programs. These and additional factors are described in greater detail in the Company's Registration Statement and Prospectus Supplement dated February 11, 2003 relating to the offering of the Company's common stock, and in the Company's 2001 Annual Report, page 39, the Annual Report on Form 10-K for the year ended December 31, 2001 and the quarterly reports on Form 10-Q for the periods ended March 31, 2002, June 30, 2002 and September 30, 2002. The Company undertakes no obligation to update or revise any forward-looking statement.

1 *March 2003*

TIMKEN

Timken Industrial Bearings

Net Sales: $884 million (a)

Super Precision 8%
Aftermarket 35%
Aerospace 9%
Rail 13%
Off Highway 23%
Process Equipment 10%
Primary Metals 2%

(a) Based on Timken 2002 Sales (Prior to Torrington acquisition).

2 March 2003

TIMKEN

Timken Automotive Bearings

Net Sales: $841 million (a)

Aftermarket
14%
Light Vehicle
Drive Train
32%
Heavy Truck
& Trailer
19%
Light Vehicle
Wheels
35%

(a) Based on Timken 2002 Sales (Prior to Torrington acquisition).

3 *March 2003*

TIMKEN

Torrington Automotive Engineered Solutions

Transmission

Park Rods

Thrust Bearings

Planet Shafts

Cage & Rollers

Steering

Support Bearings

Telescopic Intermediate Shaft

Tilt Shaft

Intermediate Shafts

2002 Net Sales $672 million

45%
17%
19%
19%

Chassis & Accessories

Thrust Bearings

Track Rollers

Alternator Clutch Pulley

Drawn Shell Bearings

Connecting Rods

Engine

Finger Followers

Tappet Bearings

Rocker Arms

4 March 2003 TIMKEN

Torrington Industrial Engineered Solutions

2002 Net Sales: $534 million

Other Specialty Products
3%
Needle Bearings
25%
Roller Bearings
26%
Superprecision
6%
Radial Ball
18%
Airframe
6%
Wide Inner Ring & Housed Units
16%

5 March 2003 TIMKEN

Sources and Uses [a]

Based on assumed 12/31/02 combination ($ in millions)

Sources		Uses	
$500 Revolver	$144	Cash to IR	$700
Senior Unsecured Notes	250	Common Stock Issued to IR	140
Accounts Receivable Facility	125	Refinancing Existing Debt	9
Cash on Hand	50	Fees and Expenses	40
Common Stock Issued to Public	180		
Common Stock Issued to IR	140		
Total	$889		$889

(a) Includes underwriters' overallotment option.

6 March 2003

TIMKEN

Pro Forma Capitalization [a]

Based on assumed 12/31/02 combination ($ in millions)

	$	%
$500 Revolver	$144	8%
Senior Unsecured Notes	250	13%
Accounts Receivable Facility	125	7%
Fixed Rate MTNs	292	15%
Long Term Foreign and Other Debt	90	5%
Variable Rate Ohio Bonds	71	4%
Total Debt	$971	51%
Total Shareholders' Equity	929	49%
Total Capitalization	$1,900	100%

(a) Includes underwriters' overallotment option.

TIMKEN

7 March 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ William R. Burkhart William R. Burkhart Senior Vice President and General Counsel

Date: March 11, 2003